EXHIBIT 99.11

GSA03AH1
Franklin Request

Assumptions
      Fwd Libor
      No stepdown
      Prepayment/Defauls assumptions detailed below
      No P&I Advances
      1 month lag
      55% Loss Severity

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Scenarios: To forward Libor, To fail (immediate), No Advance, Lag 1 month, To Maturity, 55% Severity. Static CDR to Break, Ramp CDR 0-16=0 to 2%, 17-22=2 to 4%, 22-26 4% to 6%, 26-31 5%, 32-45 8.5%, 46+ 6%.


ARM Speeds                    Fix Speeds
Speed Ramp: Flt  Months   Ramp10 ramping to 30 cpr over 18 months
        0-18     2-25
        19-23    25-28
        24-28    28-40
        29-33    25
        34-38    45
        39+      23
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     Deal Age           Forward Libor                 Prepayment Curves                        Ramp CDR Curve
     Months             1 mth            6 mth        Arm PPC            FRM
            1              1.12          1.21881                2                 10                     0
            2           1.14061          1.27495      3.352941176        11.17647059           0.133333333
            3           1.17291          1.34027      4.705882353        12.35294118           0.266666667
            4           1.21993          1.42288      6.058823529        13.52941176                   0.4
            5            1.2938          1.52258      7.411764706        14.70588235           0.533333333
            6           1.35314          1.62328      8.764705882        15.88235294           0.666666667
            7           1.43481          1.74004      10.11764706        17.05882353                   0.8
            8           1.55489          1.87026      11.47058824        18.23529412           0.933333333
            9           1.66584           1.9961      12.82352941        19.41176471           1.066666667
           10           1.78359          2.14744      14.17647059        20.58823529                   1.2
           11           1.92187          2.28588      15.52941176        21.76470588           1.333333333
           12           2.05173          2.41808      16.88235294        22.94117647           1.466666667
           13           2.18416          2.55989      18.23529412        24.11764706                   1.6
           14           2.32631            2.704      19.58823529        25.29411765           1.733333333
           15            2.5399          2.83814      20.94117647        26.47058824           1.866666667
           16           2.61338          2.96179      22.29411765        27.64705882                     2
           17           2.74364          3.08614      23.64705882        28.82352941                     2
           18           2.88667          3.20047               25                 30                   2.4
           19           3.02102          3.31203               25                 30                   2.8
           20           3.13068          3.41068            25.75                 30                   3.2
           21           3.24244          3.50564             26.5                 30                   3.6
           22            3.3505          3.60111            27.25                 30                     4
           23           3.44254          3.69311               28                 30           4.666666667
           24           3.53125          3.78185               28                 30           5.333333333
           25           3.61783          3.88047               31                 30                     6
           26           3.70158          3.96515               34                 30                     5
           27           3.79938          4.05351               37                 30                     5
           28            3.8996          4.14017               40                 30                     5
           29           3.98657          4.21283               25                 30                     5
           30            4.0725          4.27919               25                 30                     5
           31           4.14915          4.34277               25                 30                     5
           32           4.21816          4.39731               25                 30                   8.5
           33           4.28396          4.45407               25                 30                   8.5
           34           4.33942          4.51327               45                 30                   8.5
           35           4.38816            4.572               45                 30                   8.5
           36           4.43072          4.62985               45                 30                   8.5
           37           4.48514          4.69577               45                 30                   8.5
           38            4.5547          4.75683               45                 30                     6
           39           4.62228          4.81703               23                 30                     6
           40           4.68715          4.87436               23                 30                     6
           41           4.74467          4.92696               23                 30                     6
           42           4.80199          4.97773               23                 30                     6
           43           4.85467          5.02173               23                 30                     6
           44           4.90468          5.06832               23                 30                     6
           45            4.9522           5.1171               23                 30                     6
           46           4.99513          5.16529               23                 30                     6
           47           5.03722          5.21718               23                 30                     6
           48           5.07175          5.27298               23                 30                     6
           49            5.1242          5.32223               23                 30                     6
           50           5.18959          5.37354               23                 30                     6
           51           5.24595          5.42059               23                 30                     6
           52           5.29842          5.45827               23                 30                     6
           53           5.34733          5.49288               23                 30                     6
           54            5.3865          5.52172               23                 30                     6
           55           5.42152          5.54386               23                 30                     6
           56           5.45337           5.5654               23                 30                     6
           57           5.47713          5.58306               23                 30                     6
           58           5.49706          5.60401               23                 30                     6
           59           5.51118          5.62687               23                 30                     6
           60           5.51906          5.64826               23                 30                     6
           61           5.53967          5.67409               23                 30                     6
           62           5.56796          5.70061               23                 30                     6
           63           5.59706          5.72622               23                 30                     6
           64           5.62545          5.74928               23                 30                     6
           65           5.64867          5.77284               23                 30                     6
           66           5.67212          5.79195               23                 30                     6
           67           5.69388          5.80999               23                 30                     6
           68           5.71477          5.82902               23                 30                     6
           69           5.73309           5.8462               23                 30                     6
           70           5.75207          5.86574               23                 30                     6
           71           5.76583          5.88538               23                 30                     6
           72            5.7795          5.90389               23                 30                     6
           73           5.79979          5.92533               23                 30                     6
           74           5.82241          5.94672               23                 30                     6
           75           5.84534           5.9645               23                 30                     6
           76           5.86639          5.98108               23                 30                     6
           77           5.88341          5.99736               23                 30                     6
           78           5.90173          6.01127               23                 30                     6
           79           5.91854          6.02279               23                 30                     6
           80           5.93123          6.03345               23                 30                     6
           81            5.9438          6.04396               23                 30                     6
           82           5.95581          6.05613               23                 30                     6
           83           5.96417          6.06515               23                 30                     6
           84           5.97157          6.07472               23                 30                     6
           85             5.981          6.09027               23                 30                     6
           86           5.99213          6.10052               23                 30                     6
           87           6.00606          6.11364               23                 30                     6
           88           6.01669          6.12628               23                 30                     6
           89           6.02817          6.14126               23                 30                     6
           90           6.04536          6.15693               23                 30                     6
           91           6.05514           6.1718               23                 30                     6
           92           6.06976          6.18717               23                 30                     6
           93           6.08391           6.2031               23                 30                     6
           94           6.09921          6.22106               23                 30                     6
           95           6.11465          6.23728               23                 30                     6
           96           6.13127          6.25264               23                 30                     6
           97           6.14677          6.26983               23                 30                     6
           98           6.16445          6.28469               23                 30                     6
           99           6.18253          6.29986               23                 30                     6
          100           6.19747          6.31336               23                 30                     6
          101           6.21118          6.32571               23                 30                     6
          102           6.22653          6.33955               23                 30                     6
          103           6.23767          6.34773               23                 30                     6
          104            6.2503           6.3595               23                 30                     6
          105           6.26122          6.37008               23                 30                     6
          106           6.27041          6.37945               23                 30                     6
          107           6.28103          6.39105               23                 30                     6
          108             6.286          6.39962               23                 30                     6
          109           6.29864          6.41278               23                 30                     6
          110           6.31175          6.42355               23                 30                     6
          111           6.32291          6.43607               23                 30                     6
          112           6.33554          6.44496               23                 30                     6
          113            6.3445          6.45447               23                 30                     6
          114           6.35609          6.46516               23                 30                     6
          115           6.36504          6.47173               23                 30                     6
          116           6.37576          6.47982               23                 30                     6
          117           6.38093          6.48673               23                 30                     6
          118           6.38962          6.49543               23                 30                     6
          119           6.39688          6.50519               23                 30                     6
          120           6.40089          6.51117               23                 30                     6
          121           6.40965          6.51955               23                 30                     6
          122           6.41958           6.5277               23                 30                     6
          123           6.42826          6.53673               23                 30                     6
          124           6.43899          6.54356               23                 30                     6
          125           6.44431          6.54986               23                 30                     6
          126           6.45208          6.55798               23                 30                     6
          127           6.45962          6.56443               23                 30                     6
          128           6.46758          6.57206               23                 30                     6
          129           6.47202           6.5751               23                 30                     6
          130           6.47875          6.58164               23                 30                     6
          131           6.48397          6.58795               23                 30                     6
          132           6.48801          6.59169               23                 30                     6
          133           6.49481          6.59768               23                 30                     6
          134           6.49749          6.60252               23                 30                     6
          135           6.50493          6.61082               23                 30                     6
          136           6.51186          6.61719               23                 30                     6
          137           6.51581          6.62554               23                 30                     6
          138           6.52332          6.63319               23                 30                     6
          139           6.53013          6.64087               23                 30                     6
          140           6.53791          6.65056               23                 30                     6
          141           6.54477           6.6581               23                 30                     6
          142           6.55453          6.66802               23                 30                     6
          143           6.56027          6.67672               23                 30                     6
          144           6.56886          6.68568               23                 30                     6
          145           6.58016          6.69544               23                 30                     6
          146           6.58906          6.70353               23                 30                     6
          147           6.59979          6.71126               23                 30                     6
          148           6.60861          6.71701               23                 30                     6
          149           6.61496          6.72241               23                 30                     6
          150           6.62274          6.72782               23                 30                     6
          151           6.62851          6.73177               23                 30                     6
          152           6.63256          6.73341               23                 30                     6
          153           6.63617          6.73673               23                 30                     6
          154           6.63944           6.7419               23                 30                     6
          155           6.64111          6.74549               23                 30                     6
          156           6.64236          6.74806               23                 30                     6
          157           6.64441          6.75399               23                 30                     6
          158           6.65225          6.75765               23                 30                     6
          159           6.65984           6.7616               23                 30                     6
          160           6.66373          6.76376               23                 30                     6
          161           6.66614          6.76392               23                 30                     6
          162           6.67184          6.76534               23                 30                     6
          163           6.67019          6.76235               23                 30                     6
          164           6.67223           6.7615               23                 30                     6
          165            6.6718          6.75896               23                 30                     6
          166           6.66771           6.7567               23                 30                     6
          167           6.66553          6.75682               23                 30                     6
          168           6.66077          6.75418               23                 30                     6
          169            6.6586          6.75454               23                 30                     6
          170           6.66048          6.75346               23                 30                     6
          171           6.66206          6.75263               23                 30                     6
          172           6.66205          6.75015               23                 30                     6
          173           6.65929          6.74611               23                 30                     6
          174           6.65989          6.74473               23                 30                     6
          175           6.65522            6.737               23                 30                     6
          176           6.65272          6.73325               23                 30                     6
          177            6.6479          6.72816               23                 30                     6
          178           6.64158          6.72261               23                 30                     6
          179           6.63651          6.71972               23                 30                     6
          180           6.62582          6.71395               23                 30                     6
          181           6.62429          6.71437               23                 30                     6
          182           6.62319          6.71201               23                 30                     6
          183           6.62126          6.71182               23                 30                     6
          184           6.62153           6.7097               23                 30                     6
          185           6.61855          6.70782               23                 30                     6
          186           6.61898          6.70821               23                 30                     6
          187           6.61671          6.70468               23                 30                     6
          188           6.61655          6.70271               23                 30                     6
          189           6.61136           6.6985               23                 30                     6
          190           6.61085          6.69679               23                 30                     6
          191           6.60873          6.69451               23                 30                     6
          192           6.60403          6.68853               23                 30                     6
          193           6.60217          6.68543               23                 30                     6
          194           6.59875          6.68075               23                 30                     6
          195           6.59454          6.67635               23                 30                     6
          196           6.59236          6.67185               23                 30                     6
          197           6.58526          6.66663               23                 30                     6
          198           6.58234          6.66249               23                 30                     6
          199           6.57785          6.65726               23                 30                     6
          200           6.57364           6.6528               23                 30                     6
          201           6.56799          6.64588               23                 30                     6
          202           6.56432          6.64042               23                 30                     6
          203            6.5563          6.63259               23                 30                     6
          204            6.5513          6.62586               23                 30                     6
          205           6.54637          6.61966               23                 30                     6
          206           6.53833          6.61227               23                 30                     6
          207           6.53312          6.60532               23                 30                     6
          208           6.52627          6.59719               23                 30                     6
          209           6.51775          6.58973               23                 30                     6
          210           6.51253          6.58327               23                 30                     6
          211           6.50541           6.5744               23                 30                     6
          212           6.49596          6.56499               23                 30                     6
          213           6.48886          6.55709               23                 30                     6
          214           6.48171          6.54952               23                 30                     6
          215           6.47199          6.53848               23                 30                     6
          216           6.46346          6.52826               23                 30                     6
          217           6.45514          6.51908               23                 30                     6
          218           6.44541          6.50891               23                 30                     6
          219           6.43744          6.49882               23                 30                     6
          220           6.42535          6.48624               23                 30                     6
          221           6.41555          6.47681               23                 30                     6
          222           6.40749          6.46788               23                 30                     6
          223           6.39698          6.45683               23                 30                     6
          224           6.38583          6.44439               23                 30                     6
          225           6.37518          6.43284               23                 30                     6
          226           6.36468          6.42178               23                 30                     6
          227           6.35318          6.40898               23                 30                     6
          228           6.34181          6.39523               23                 30                     6
          229           6.32834          6.38222               23                 30                     6
          230           6.31725          6.36954               23                 30                     6
          231           6.30588          6.35688               23                 30                     6
          232           6.29205          6.34275               23                 30                     6
          233           6.27883          6.32894               23                 30                     6
          234           6.26856          6.31708               23                 30                     6
          235           6.25261          6.30109               23                 30                     6
          236            6.2412          6.28834               23                 30                     6
          237           6.22758          6.27289               23                 30                     6
          238           6.21201          6.25667               23                 30                     6
          239           6.19912          6.24259               23                 30                     6
          240           6.18444          6.22628               23                 30                     6
          241           6.16871           6.2105               23                 30                     6
          242           6.15331          6.19538               23                 30                     6
          243           6.13845          6.18138               23                 30                     6
          244           6.12309          6.16546               23                 30                     6
          245           6.10745          6.15067               23                 30                     6
          246           6.09414          6.13797               23                 30                     6
          247           6.07931          6.12316               23                 30                     6
          248           6.06634          6.10996               23                 30                     6
          249           6.05002          6.09482               23                 30                     6
          250           6.03848          6.08334               23                 30                     6
          251           6.02531          6.07083               23                 30                     6
          252           6.01083          6.05639               23                 30                     6
          253           5.99934          6.04466               23                 30                     6
          254            5.9867          6.03208               23                 30                     6
          255           5.97404          6.02041               23                 30                     6
          256           5.96324          6.00877               23                 30                     6
          257           5.94916          5.99598               23                 30                     6
          258           5.93904          5.98687               23                 30                     6
          259           5.92879          5.97703               23                 30                     6
          260           5.91874          5.96774               23                 30                     6
          261           5.90672          5.95579               23                 30                     6
          262           5.89755          5.94706               23                 30                     6
          263           5.88735          5.93764               23                 30                     6
          264            5.8771          5.92716               23                 30                     6
          265           5.86873          5.91825               23                 30                     6
          266           5.85712          5.90774               23                 30                     6
          267           5.84989          5.90097               23                 30                     6
          268           5.84139          5.89226               23                 30                     6
          269           5.83121          5.88427               23                 30                     6
          270            5.8244          5.87758               23                 30                     6
          271           5.81663          5.87029               23                 30                     6
          272           5.80946            5.864               23                 30                     6
          273           5.80163           5.8563               23                 30                     6
          274            5.7957          5.85018               23                 30                     6
          275            5.7869          5.84262               23                 30                     6
          276           5.78103          5.83651               23                 30                     6
          277           5.77556          5.83121               23                 30                     6
          278           5.76815          5.82546               23                 30                     6
          279           5.76341           5.8205               23                 30                     6
          280           5.75784          5.81509               23                 30                     6
          281           5.75141          5.81074               23                 30                     6
          282           5.74799           5.8075               23                 30                     6
          283            5.7436          5.80291               23                 30                     6
          284            5.7378          5.79847               23                 30                     6
          285           5.73424          5.79548               23                 30                     6
          286           5.73119          5.79347               23                 30                     6
          287            5.7266          5.78905               23                 30                     6
          288            5.7233          5.78593               23                 30                     6
          289           5.72067          5.78477               23                 30                     6
          290            5.7174          5.78125               23                 30                     6
          291           5.71613          5.77978               23                 30                     6
          292             5.712          5.77756               23                 30                     6
          293           5.71009          5.77626               23                 30                     6
          294           5.71013           5.7761               23                 30                     6
          295           5.70639           5.7743               23                 30                     6
          296           5.70657          5.77376               23                 30                     6
          297           5.70605          5.77016               23                 30                     6
          298           5.70402          5.76471               23                 30                     6
          299           5.70452          5.75908               23                 30                     6
          300           5.70438          5.74986               23                 30                     6
          301            5.6984          5.74005               23                 30                     6
          302            5.6875          5.72931               23                 30                     6
          303           5.67713          5.71941               23                 30                     6
          304           5.66643          5.70918               23                 30                     6
          305           5.65519          5.69896               23                 30                     6
          306           5.64716          5.69173               23                 30                     6
          307           5.63614          5.68089               23                 30                     6
          308           5.62777          5.67303               23                 30                     6
          309           5.61849          5.66457               23                 30                     6
          310           5.60921          5.65549               23                 30                     6
          311           5.60169           5.6479               23                 30                     6
          312           5.59125          5.63794               23                 30                     6
          313           5.58482          5.63205               23                 30                     6
          314            5.5773          5.62443               23                 30                     6
          315           5.56858          5.61755               23                 30                     6
          316           5.56242          5.61095               23                 30                     6
          317            5.5545          5.60455               23                 30                     6
          318           5.54941          5.60037               23                 30                     6
          319           5.54267          5.59386               23                 30                     6
          320           5.53773          5.58885               23                 30                     6
          321           5.52987          5.58259               23                 30                     6
          322           5.52587          5.57883               23                 30                     6
          323           5.52094           5.5749               23                 30                     6
          324           5.51479          5.56897               23                 30                     6
          325            5.5111          5.56517               23                 30                     6
          326            5.5067          5.56103               23                 30                     6
          327           5.50224          5.55793               23                 30                     6
          328           5.49963          5.55448               23                 30                     6
          329           5.49407          5.55064               23                 30                     6
          330            5.4915          5.54947               23                 30                     6
          331            5.4891           5.5477               23                 30                     6
          332           5.48725          5.54695               23                 30                     6
          333           5.48363          5.54358               23                 30                     6
          334           5.48243          5.54306               23                 30                     6
          335            5.4806          5.54234               23                 30                     6
          336           5.47868          5.54026               23                 30                     6
          337           5.47866          5.54016               23                 30                     6
          338           5.47565          5.53948               23                 30                     6
          339           5.47626          5.53995               23                 30                     6
          340           5.47629          5.53986               23                 30                     6
          341           5.47454          5.54052               23                 30                     6
          342           5.47597          5.54225               23                 30                     6
          343           5.47687          5.54302               23                 30                     6
          344           5.47637          5.54414               23                 30                     6
          345           5.47779          5.54629               23                 30                     6
          346           5.47996          5.54972               23                 30                     6
          347           5.48076           5.5508               23                 30                     6
          348           5.48261          5.55246               23                 30                     6
          349           5.48519          5.55582               23                 30                     6
          350           5.48722           5.5591               23                 30                     6
          351            5.4913          5.56256               23                 30                     6
          352            5.4927          5.56519               23                 30                     6
          353           5.49537          5.57008               23                 30                     6
          354           5.50008          5.57561               23                 30                     6
          355           5.50399          5.58087               23                 30                     6
          356            5.5077           5.5846               23                 30                     6
          357           5.51205          5.58882               23                 30                     6
          358           5.51716          5.59357               23                 30                     6
          359           5.52223          5.59647               23                 30                     6
          360           5.52809          5.59787               23                 30                     6
          361           5.53062           5.6005               23                 30                     6

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSA03AH1
Franklin Request

Assumptions:
             Collateral Losses are shown through the life of the applicable bond Bonds are priced at par
             To Maturity

--------------------------------------------------------------------------------
                                             First Loss             Custom Loss
--------------------------------------------------------------------------------
 Class M-2  CDR (%)                                8.80                    Ramp
            Yield (%)                            6.7298                  6.0663
            WAL                                   10.45                    7.41
            Modified Duration                      7.72                    6.09
            Principal Window              08/11 - 08/33           06/10 - 02/12
            Principal Writedown         5,894.81 (0.04%)            0.00 (0.00%)
            Total Collat Loss     44,183,380.06 (14.37%)   19,994,044.22 (6.50%)
--------------------------------------------------------------------------------
 Class B-1  CDR (%)                                6.73                    Ramp
            Yield (%)                            9.0057                  9.0056
            WAL                                   12.37                    9.16
            Modified Duration                      7.72                    6.55
            Principal Window              05/13 - 08/33           02/12 - 12/13
            Principal Writedown         3,882.48 (0.05%)            0.00 (0.00%)
            Total Collat Loss     35,437,074.04 (11.53%)   21,185,489.72 (6.89%)
--------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.